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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
SMTEK International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMTEK INTERNATIONAL, INC.
200 Science Drive
Moorpark, California 93021
(805) 532-2800

        October    , 2003

Dear Fellow Stockholder:

        You are cordially invited to attend the 2003 Annual Meeting of Stockholders of SMTEK International, Inc. to be held at our offices located at 200 Science Drive, Moorpark, California 93021, on Thursday, November 13, 2003, at 9:30 a.m., Pacific Time.

        The attached Notice of Annual Meeting and Proxy Statement fully describe the business to be transacted at the Annual Meeting. We hope you will be able to attend.

        Whether or not you plan to attend the 2003 Annual Meeting, please complete, sign, date and mail the enclosed proxy card promptly. Sending in the proxy card will not limit your right to revoke your proxy at a later time or attend the 2003 Annual Meeting and vote in person.

        On behalf of the Company's Board of Directors and management, I extend the Company's appreciation for your continued interest in and support of the Company.

Sincerely,

EDWARD J. SMITH President and Chief Executive Officer

SMTEK INTERNATIONAL, INC.
200 Science Drive
Moorpark, California 93021
(805) 532-2800

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 13, 2003

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of SMTEK International, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company located at 200 Science Drive, Moorpark, California 93021, at 9:30 a.m. Pacific Time on Thursday, November 13, 2003, for the following purposes:

1.
To elect two members of the Company's Board of Directors;

2.
To approve an amendment of the Company's Certificate of Incorporation to declassify the Company's Board of Directors;

3.
To approve an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 3,750,000 to 20,000,000 shares;

4.
To approve the SMTEK International, Inc. 2003 Equity Incentive Plan under which 450,000 shares of the Company's common stock will be reserved for issuance;

5.
To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 25, 2004; and

6.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the proxy statement that is attached to and a part of this notice.

        All stockholders of record at the close of business on September 22, 2003 are entitled to notice of and to vote at the 2003 Annual Meeting and any adjournment(s) or postponement(s) thereof.

        All stockholders are invited to attend the 2003 Annual Meeting. Whether or not you plan to attend, please sign, date and return the enclosed proxy card promptly. The proxy is revocable and it will not be used if, prior to its exercise, you: (1) give written notice of revocation to the Secretary of the Company at 200 Science Drive, Moorpark, California 93021, (2) send in a later-dated proxy or (3) attend and vote at the 2003 Annual Meeting.

By order of the Company's Board of Directors

KIRK A. WALDRON Secretary
Moorpark, California October , 2003

YOUR VOTE IS IMPORTANT.
PLEASE READ THE ATTACHED PROXY STATEMENT COMPLETELY AND COMPLETE, SIGN,
AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE.

SMTEK INTERNATIONAL, INC.
200 Science Drive
Moorpark, California 93021
(805) 532-2800

PROXY STATEMENT

2003 ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 13, 2003

        This Proxy Statement and accompanying form of proxy are being furnished to the stockholders of SMTEK International, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by its Board of Directors of proxies to be voted at the 2003 Annual Meeting of Stockholders to be held at 9:30 a.m. Pacific Time on Thursday, November 13, 2003 at the Company's corporate headquarters located at 200 Science Drive, Moorpark, California 93021, or at any adjournment or postponement thereof. The proxies are being solicited for the purposes set forth herein and in the accompanying Notice of 2003 Annual Meeting of Stockholders. The Company anticipates that this proxy statement will be mailed on or about October 18, 2003 to all stockholders of the Company entitled to vote at the 2003 Annual Meeting.

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

Record Date and Voting Rights

        The Board has fixed September 22, 2003 as the record date for determining the stockholders of the Company who are entitled to notice of, and to vote at, the 2003 Annual Meeting. Therefore, only stockholders of record at the close of business on September 22, 2003 will receive notice of, and be able to vote at, the 2003 Annual Meeting or any postponement or adjournment thereof. At the close of business on the record date, there were 2,284,343 shares of the Company's Common Stock outstanding and 250,000 shares of the Company's Series A Preferred Stock outstanding. Holders of Common Stock and Series A Preferred Stock will vote at the 2003 Annual Meeting as a single class, with each share of Common Stock or Series A Preferred Stock entitled to one vote per share.

        A majority of these shares must be present at the 2003 Annual Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Shares of Common Stock and Series A Preferred Stock with respect to which the holders are present in person at the 2003 Annual Meeting, but not voting, and shares for which the Company has received proxies but with respect to which holders of the shares have abstained, will be counted as present at the 2003 Annual Meeting for purposes of determining whether or not a quorum exists. Broker non-votes (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and such broker or nominee does not have discretionary voting power) will also be counted for purposes of determining whether a quorum exists.

        Under Delaware law and the provisions of the Company's Certificate of Incorporation, stockholders are entitled to cumulate their votes in the election of directors. A stockholder may cumulate votes by casting for the election of one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares owned by the stockholder, or may distribute such votes on the same principle among as many candidates as the stockholder sees fit. If a proxy is marked for the election of directors, it may, at the discretion of the proxy holders, be voted cumulatively in the election of directors. Under Delaware law and the Company's Certificate of Incorporation, the nominees for election as directors who receive the greatest number of votes cast for election of directors at such meeting by shares present in person or by proxy and entitled to vote thereon shall be elected as directors. For the limited purpose of electing the director nominees, because directors are elected by a plurality, abstentions and broker non-votes will be excluded from the vote and will have no effect on the election of directors.

        To be approved, Proposals Two and Three, which relate to an amendment of the Company's Certificate of Incorporation, must receive the affirmative vote of the majority of shares entitled to vote on the proposal. Brokers who hold shares in nominee or "street" name for customers who are the beneficial owners of the shares may not give a proxy to vote shares held for these customers with respect to Proposals Two and Three without specific instructions from their customers. For purposes of the vote on Proposals Two and Three, abstentions and broker non-votes will have the same effect as votes against the proposals.

        To be approved, Proposal Four must receive the affirmative vote of at least two-thirds of the shares entitled to vote on the proposal. Brokers will not have discretionary authority to vote on Proposal Four. For purposes of the vote on Proposal Four, abstentions will have the same effect as votes against the proposal, and broker non-votes will have no effect on the result of the vote.

        To be approved, Proposal Five must receive the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. Brokers will have discretionary authority to vote on Proposal Five. For purposes of the vote on Proposal Five, abstentions will have the same effect as votes against the proposal, and broker non-votes will have no effect on the result of the vote.

        The stock transfer books of the Company will remain open between the record date and the date of the 2003 Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

Solicitation of Proxies

        The Company will bear the entire cost of soliciting proxies. In addition to soliciting proxies by mail, the Company will request banks, brokers, and other record holders to send proxies and proxy materials to the beneficial owners of Common Stock to secure their voting instructions. The Company will reimburse the record holders for reasonable expenses in performing these tasks. The Company will have some of its regular employees, who will not be specially compensated, solicit proxies from stockholders, either personally or by telephone, letter, or other means. If deemed necessary, the Company may hire an outside proxy solicitor.

Proxies

        Stockholders should complete and return the accompanying form of proxy regardless of whether they will attend the 2003 Annual Meeting in person. Stockholders may revoke their proxies at any time before they are exercised by: giving the Company's Corporate Secretary written notice of revocation; giving the Company's Corporate Secretary a properly executed proxy of a later date; or attending the 2003 Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to SMTEK International, Inc., 200 Science Drive, Moorpark, California 93021, Attention: Corporate Secretary. All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxies.

        If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each of the two director nominees to the Board of Directors listed on the proxy card, unless the authority to vote for the election of any such nominee is withheld. If no contrary instructions are given, the proxy will be voted FOR the approval of the Proposals Two, Three, Four and Five. The Board is unaware of any other matters that may be presented for action at the 2003 Annual

Meeting. If other matters properly come before the stockholders at the 2003 Annual Meeting, the shares will be voted in the proxy holders' discretion.

Deadline for Receipt of Stockholder Proposals for the 2004 Annual Meeting

        Stockholder proposals that are intended to be presented at the Company's 2004 Annual Meeting and included in the Company's proxy materials relating to the 2004 Annual Meeting must be received by the Company no later than June 20, 2004, which is 120 calendar days prior to the anniversary of the mailing date for this year's proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting.

        If a stockholder wishes to present a proposal at the Company's 2004 Annual Meeting and the proposal is not intended to be included in the Company's proxy statement relating to the 2004 Annual Meeting, the stockholder must give advance notice to the Company prior to the deadline for the annual meeting determined in accordance with the Company's bylaws (the "Bylaw Deadline"). Under the Company's bylaws, in order to be deemed properly presented, the notice of a proposal must be delivered to the Company's Secretary no less than 60 days and no more than 90 days prior to November 13, 2004, the anniversary of the date for the 2003 Annual Meeting. However, if the date of the 2004 Annual Meeting occurs more than 30 days prior to, or more than 60 days after, November 13, 2004, stockholder proposals intended for presentation at the 2004 Annual Meeting must be received by the Company's Secretary no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. If a stockholder gives notice of such proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. All stockholder proposals must be in the form required by the Company's bylaws.

        The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the 2003 Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2003 Annual Meeting.

PROPOSAL ONE:
ELECTION OF DIRECTORS

        The Company's Certificate of Incorporation currently provides that the Board shall be divided into three classes, designated as Class I, Class II and Class III. The Board currently consists of one Class I director, two Class II directors, and two Class III directors. There are five director seats in total. Clay M. Biddinger and Oscar B. Marx, III, both Class III directors, resigned their positions as members of the Board in May 2003. In June 2003, Edward J. Smith and Robert T. Howard were chosen to fill the vacancies in the two Class III director positions.

        The term of office of the Class II directors expire at the 2003 Annual Meeting. Accordingly, at the 2003 Annual Meeting, stockholders will be asked to elect two Class II directors, who will serve until the 2006 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, unless the stockholders approve Proposal Two, which proposes to declassify the Board. If the stockholders approve Proposal Two, the terms of each director elected by the stockholders at the 2003 Annual Meeting will be one year, and the other three current members of the Board who are not standing for election at this meeting will also serve until the 2004 Annual Meeting of Stockholders. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or unwilling to serve as a director. Should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Board.

        The following table sets forth certain information concerning each of the nominees for election as director, and of each other director whose term continues after the 2003 Annual Meeting.

Name	Principal Occupation	Age	Year First Elected or Appointed as a Director
Nominees for Class II Directors:
Kimon Anemogiannis	Corporate Consultant	41	2002
Steven M. Waszak	CFO, Internet Photonics, Inc.	45	2002
Class III Directors:
Robert T. Howard	President, CEO, TMW Enterprises Inc.	48	2003
Edward J. Smith	President, CEO, SMTEK International, Inc.	41	2003
Class I Director:
James P. Burgess	Corporate Consultant	72	1998

        Dr. Anemogiannis works as a corporate consultant since retiring, in December 2001, as President and Chief Executive Officer of Sawtek, Inc., a Nasdaq traded company that was an original surface acoustic wave manufacturer that merged earlier in 2001 into Triquint, Inc., a semi-conductor company. Prior to joining Sawtek, Dr. Anemogiannis held various engineering positions for the surface acoustic wave group at Siemens Matsushita Components (now known as EPCOS, AG), a manufacturer of passive electronic components based in Munich, Germany from August 1986 to July 1995. Dr. Anemogiannis has a M.S. degree and a Ph.D. degree in Electrical Engineering from the Technical University of Munich.

        Mr. Waszak has, since 2001, served as the Chief Financial Officer of Internet Photonics, Inc., a company that develops and markets a platform of carrier-class transport and access solutions for telecommunication service providers, cable MSO's and large enterprises. Previously, he held the position of Chief Financial Officer and Chief Operations Officer with Sonoma Systems, Inc., a company that was acquired by Nortel Networks in 2001. Prior to Sonoma Systems, Mr. Waszak served as the Chief Financial Officer of Retix, a publicly traded maker of network communications equipment. Mr. Waszak began his accounting career with Deloitte & Touche where he held the position of Senior Manager working in the firm's high-tech Entrepreneurial Services area through 1990. He has over twenty years experience in operations, finance, and senior management in technology companies.

        Mr. Howard is the President and Chief Executive Officer of TMW Enterprises, Inc., a private equity investment company with primary investments in real estate, marketable securities, and several manufacturing businesses including electronic manufacturing services. Prior to joining TMW Enterprises in April 2001, Mr. Howard served as CFO of Electronic Products Integration Corporation (EPIC), a privately held contract manufacturer serving the EMS industry. In addition, he has over twenty years of broad-based experience in manufacturing and the financial services industry. Mr. Howard currently serves as a director in nearly all of TMW Enterprise's affiliated companies and serves as Chairman of the Board for EPIC.

        Mr. Smith is the President and Chief Executive Officer of the Company. Mr. Smith joined the Company in January 2002 as Vice President, Business Development, and he became President and Chief Executive Officer in May 2002. Before joining the Company, Mr. Smith held the position of senior sales executive with Avnet, Inc., a leading supplier of electronic components from 1994 through January 2002. In addition, he has over twenty years experience in various managerial roles in the electronics sales and distribution industry. Mr. Smith serves as a director of the Ventura County, California chapter of the American Red Cross.

        Mr. Burgess has served as the Company's Chairman of the Board since February 2002. He is also a corporate consultant after serving as Vice President of Trilogy Marketing, Inc., a manufacturers' representative firm for electronics products companies, from 1996 through 1999. From 1995 to 1996, Mr. Burgess served as Vice President of Alcoa Fujikura Limited, a supplier of electrical products to the automotive industry. Mr. Burgess served as Vice President of Electro-Wire Products, Inc., an electrical distribution company, from 1985 to 1995, prior to the acquisition of that company by Alcoa Fujikura Limited.

        None of the Company's executive officers or directors is related either by blood or marriage. In June 1997, the Company agreed to provide Mr. Thomas M. Wheeler, its largest stockholder, with the right to nominate two individuals for the Board. The Board members who are considered nominated pursuant to this understanding are Messrs. Burgess and Howard. Mr. Howard is employed as the President and Chief Executive Officer of TMW Enterprises, Inc., an entity owned, in whole or in controlling part, by Mr. Wheeler. See also "Certain Relationships and Related Transactions." Aside from the understanding between the Company and Mr. Wheeler regarding his two nominees, there are no arrangements or understandings between the listed individuals and any other person pursuant to which those individuals were selected or nominated as an officer or director.

Board Meetings and Committees

        The Board held a total of fourteen meetings during the 2003 fiscal year. With the exception of Mr. Marx, all of the directors attended 100% of the Board meetings held during the 2003 fiscal year. Mr. Marx attended eight of the fourteen Board meetings held in the 2003 fiscal year.

        The Board has an Audit Committee, a Compensation Committee and a Strategic Committee. The Company does not currently have a nominating committee.

        Audit Committee.    From the beginning of the 2003 fiscal year until November 2002, the Audit Committee consisted of Messrs. Biddinger, Burgess and Marx. From November 2002 until May 2003, the Audit Committee consisted of Messrs. Anemogiannis, Marx and Waszak. Since June 2003, the Audit Committee has consisted of Messrs. Anemogiannis, Burgess and Waszak. Since November 2002, Mr. Waszak has served as the Chairman of the Audit Committee. The Board has determined that Messrs. Anemogiannis, Biddinger, Burgess, Marx and Waszak are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee held five meetings during the 2003 fiscal year. All of the directors serving on the Audit Committee attended 75% or more of the Audit Committee meetings that they were required to attend during the 2003 fiscal year.

        The Audit Committee assists the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls and disclosure controls and procedures and the Company's financial reporting process that management and the Board have established, and by endeavoring to maintain free and open lines of communication among the Audit Committee, the Company's independent auditors and management. It is not the duty of the Audit Committee to plan or conduct audits or to prepare the Company's financial statements. Management is responsible for preparing the Company's financial statements, and has the primary responsibility for assuring their accuracy and completeness, and the independent auditors are responsible for auditing those financial statements and expressing their opinion as to their presenting fairly in accordance with generally accepted accounting principles the Company's financial condition, results of operations and cash flows. However, the Audit Committee does consult with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into various aspects of the Company's financial affairs. In addition, the Audit Committee is currently responsible for considering and approving the appointment of and approving all engagements of, and fee arrangements with, the Company's independent auditors.

        In 2000, the Board adopted a written Audit Committee Charter. It was amended in 2001 and a copy of the Audit Committee Charter is attached as an exhibit to the 2001 proxy statement.

        Compensation Committee.    From the beginning of the 2003 fiscal year until May 2003, the Compensation Committee consisted of Messrs. Biddinger and Marx. In June 2003, the Compensation Committee consisted of Messrs. Anemogiannis, Burgess, Howard and Waszak. Since June 2003, the Compensation Committee has consisted of Messrs. Burgess, Howard and Waszak. Before his resignation in May, Mr. Marx served as the Chairman of the Compensation Committee. Since May 2003, Mr. Burgess has served as the Chairman. The Compensation Committee held one meeting during the 2003 fiscal year. All of the directors serving on the Compensation Committee at that time attended that Compensation Committee meeting.

        The Compensation Committee establishes the levels of compensation of the directors and senior management and also administers the Company's equity incentive plans (except the Amended and Restated 1998 Non-Employee Directors Stock Option Plan (the "Directors Plan")).

        Strategic Committee.    The Strategic Committee was formed during the 2003 fiscal year and consists of Messrs. Smith and Anemogiannis. Mr. Anemogiannis serves as the chair of this committee. The Strategic Committee reviews and makes recommendations to the Board regarding the long-term business goals and strategies of the Company, reviews management's development of long term business objectives and monitors the implementation of the Company's strategic plans and performance in operations, organization and competitive position.

Compensation Committee Interlocks and Insider Participation

        From the beginning of the 2003 fiscal year to May 2003, the Compensation Committee consisted of Messrs. Biddinger and Marx. In June 2003, the Compensation Committee consisted of Messrs. Anemogiannis, Burgess, Howard and Waszak. Since June 2003, the Compensation Committee has consisted of Messrs. Burgess, Howard and Waszak. None of these directors was an officer or employee of the Company at any time during the 2003 fiscal year or at any other time. None of the Company's current executive officers have ever served as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serve as a member of the Company's Board or Compensation Committee.

Director Compensation

        Pursuant to the Directors Plan, each non-employee director is automatically granted a stock option to purchase 5,000 shares of Common Stock upon initial election or re-election to the Board. In addition, on July 1st of every year, each non-employee director is automatically issued shares of Common Stock valued at $12,000. If an individual becomes a non-employee director after July 1st, such individual will be issued a prorated number of shares based on the length of time between becoming a non-employee director and the next July 1st. Every quarter, each non-employee director is automatically issued shares of Common Stock valued at $1,000 for each meeting of the Board attended in person or by telephone during the past fiscal quarter and $500 for each committee meeting attended in person or by telephone during the past fiscal quarter (if such committee meetings are not held on the same day as meetings of the Board). Prior to the beginning of each fiscal year, each non-employee director can make an election to receive director compensation in the form of stock options.

        For purposes of determining the number of securities issued as compensation to non-employee directors under the Director's Plan, the fair value of Common Stock is equal to the fair market value of such stock on the grant date, and the fair value of stock options is determined using the Black-Scholes pricing model using data and assumptions as of the grant date. The exercise price of stock options is equal to the fair market value of Common Stock at the date of grant. Each option granted is fully exercisable upon the grant date and has a ten-year term.

        On October 2, 2002, the Board suspended the portion of the Directors Plan that made automatic equity issuances to the non-employee directors for attendance of committee meetings or meetings of the entire Board. The Board authorized that such directors be compensated with cash instead. The Board took this action because the number of shares of Common Stock available under the Directors Plan would not have been sufficient to make such issuances during the remainder of the fiscal year. For services as Chairman of the Board, Mr. Burgess was entitled to receive $10,000 each month during the 2003 fiscal year. Directors are reimbursed for their travel and other related expenses.

Required Vote and Board of Directors' Recommendation

        The two nominees for election as directors who receive the greatest number of votes cast for election of directors at such meeting by shares present in person or by proxy and entitled to vote thereon shall be elected as directors. The Board of Directors unanimously recommends that the stockholders vote "FOR" the election of the director nominees. Proxies solicited by the Board will be voted in favor of both nominees unless you specify otherwise in your proxy.

PROPOSAL TWO:
APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
DECLASSIFY THE BOARD OF DIRECTORS

        Stockholders are being asked to consider and approve an amendment to the Company's Certificate of Incorporation to declassify the Board of Directors. This proposal was unanimously approved by the Board and is recommended for approval by the Company's stockholders.

        The Company's Certificate of Incorporation currently requires that the Board be divided into three classes, with members of each class serving three-year terms. Classified boards have been widely adopted by and have a long history in corporate law, government institutions and non-profit organizations. Proponents of classified boards assert they promote the independence of directors in that directors elected for multi-year terms would be less subject to outside influence. Proponents of classified boards also believe they provide continuity and stability in the management of the business and affairs of a company since a majority of directors will always have prior experience as directors of the company. Proponents further assert classified boards may enhance stockholder value by motivating an entity seeking control of a target company to initiate arms length discussions with the board of a target company because the entity would be unable to replace the entire board in a single election.

        On the other hand, some investors have come to view classified boards as having the effect of reducing the accountability of directors to stockholders because classified boards limit the ability of stockholders to evaluate and elect all directors on an annual basis. The election of directors is a primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. In addition, opponents of classified boards assert that a staggered structure for the election of directors may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees and therefore may detract from stockholder value.

        After reviewing and discussing the benefits and drawbacks of having a classified board, the Board has determined that it is in the best interests of the Company and the Company's stockholders to declassify the Board. Although the Board still believes there are good reasons to retain a classified board, it is committed to ensuring that the Company's corporate governance policies maximize management accountability to stockholders and believes it best to allow stockholders the opportunity each year to register their views on the performance of the Board.

        If this proposal is approved, the annual election of directors would be effective as of the 2004 Annual Meeting. Consequently, all of the directors would be elected to one-year terms in 2004. If this proposal is not approved, the Board will remain classified. The Board has set the current number of directors at five. This proposal would not change the present number of directors.

        The Board has unanimously approved the proposed amendment declassifying the organization of the Board, and, if approved by the requisite vote of stockholders as set forth below, the Certificate of Incorporation, pursuant to Delaware law, will be amended to declassify the Board. The proposed amendment of the relevant paragraph of the Company's Certificate of Incorporation is set forth in Appendix A with deletions indicated by strike-outs. If this proposal and/or Proposal Three is approved, the Company plans to file an amended and restated Certificate of Incorporation with the Secretary of State of Delaware.

Required Vote and Board of Directors' Recommendation

        The affirmative vote of the majority of shares entitled to vote on the matter is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote "FOR" this proposal. Proxies solicited by the Board will be voted in favor of this proposal unless you specify otherwise in your proxy.

PROPOSAL THREE:
APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        Stockholders are being asked to consider and approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 3,750,000 to 20,000,000. This proposal was unanimously approved by the Board and is recommended for approval by the stockholders.

        The Board believes that it is in the Company's best interest and the best interest of the Company's stockholders to increase the authorized Common Stock from 3,750,000 to 20,000,000 shares. On September 26, 2003, there were 2,284,343 shares of Common Stock outstanding. In addition, as of such date, 254,988 shares of Common Stock were reserved for issuance upon conversion of the Company's outstanding preferred stock and convertible debentures, 560,184 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options; and 281,845 shares of Common Stock were reserved for future issuance under the Company's equity compensation plans. Accordingly, as of September 26, 2003, only 368,640 shares were otherwise available for future issuance. If this proposal is approved and effected, the Company will have available 16,618,640 authorized but unissued and unreserved shares of Common Stock.

        The Board believes that it is in the Company's best interest to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available to meet future business needs as they arise. The Board believes the availability of these additional shares will provide the Company with the flexibility to issue Common Stock or securities that may convert into Common Stock for a variety of purposes including, among others, the sale of Common Stock or securities that may convert into Common Stock to obtain additional funding, the purchase of property, the acquisition of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock splits or distributions, and other bona fide corporate purposes.

        The Company is separately seeking the approval of its stockholders to approve the 2003 Equity Incentive Plan. The 2003 Plan would require the reservation of 450,000 shares of Common Stock; however, this number would be partially offset by the 281,845 shares of Common Stock reserved for issuance under the Company's existing equity compensation plans that would once again become available once the Company's existing equity compensation plans are terminated.

        Except as discussed above, the Company has no immediate plans, understandings, agreements or commitments to issue any portion of the additional authorized shares that would result from the proposed amendment to the Company's Certificate of Incorporation.

        Although not designed or intended for such purposes, the effect of the proposed increase in the authorized number of Common Stock might render more difficult or discourage a merger, tender offer, proxy contest or change in control of the Company and the removal of management, which stockholders might otherwise deem favorable. The authority of the Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of the Company because the issuance of additional Common Stock would dilute the voting power of the Common Stock and preferred stock then outstanding. The additional shares of Common Stock could also be issued to purchasers who would support the Board in opposing a takeover bid which the Board determines not to be in the Company's best interests and the interest of its stockholders. The Company is not currently aware of any pending or proposed transaction involving a change in control of the Company. While authorization of additional shares may be deemed to have potential anti-takeover effects, this proposal is not prompted by any specific effort or perceived threat of takeover.

        The proposed amendment would not alter any of the rights incident to the ownership of shares of Common Stock or affect the terms and conditions upon which shares of Common Stock currently may be issued. Holders of shares of Common Stock currently have no preemptive rights to acquire any additional securities of the Company, including any shares of Common Stock, and this will continue to be the case if the proposed amendment is approved and adopted.

        The proposed amendment of the relevant paragraph of the Company's Certificate of Incorporation is set forth in Appendix B with deletions indicated by strike-outs and additions indicated by underlining. If this proposal and/or Proposal Two is approved, the Company plans to file an amended and restated Certificate of Incorporation with the Secretary of State of Delaware.

Required Vote and Board of Directors' Recommendation

        The affirmative vote of the majority of shares entitled to vote on the matter is required for approval of this proposal. The Board of Directors unanimously recommends that the stockholders vote "FOR" this proposal. Proxies solicited by the Board will be voted in favor of this proposal unless you specify otherwise in your proxy.

PROPOSAL FOUR:
APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN

        The Board has authorized the adoption of the SMTEK International, Inc. 2003 Equity Incentive Plan as a replacement for the SMTEK International, Inc. Amended and Restated 1993 Stock Incentive Plan, the SMTEK International, Inc. Amended and Restated 1996 Stock Incentive Plan and the SMTEK International, Inc. Amended and Restated 1998 Non-Employee Directors Stock Plan. This proposal was unanimously approved by the Board and is recommended for approval by the stockholders. Because the approval and implementation of this proposal would require additional authorized shares of Common Stock, such approval and implementation is contingent upon stockholder approval of Proposal Three.

        As of September 26, 2003, no shares were remaining under the 1993 Plan, 223,530 shares were remaining under the 1996 Plan and 58,315 shares were remaining under the 1998 Plan. Under the 2003 Plan, 450,000 shares will be reserved. If the 2003 Plan is approved, the 1993, 1996 and 1998 Plans will terminate on the date of the 2003 Annual Meeting. Options currently outstanding under the 1993, 1996 and 1998 Plans will be unaffected by such termination or the approval of this proposal. The Board believes that the 2003 Plan is crucial for the Company to be able to attract and retain the services of individuals essential to the Company's long-term growth and success. The Board has determined that it is in the best interests of the Company and the Company's stockholder to approve the 2003 Plan.

Summary of the 2003 Equity Incentive Plan

        The following is a summary of the principal features of the 2003 Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at its offices at 200 Science Drive, Moorpark, California 93021.

General

        Purpose.    The purpose of the 2003 Plan is to promote the Company's interests and those of its stockholders by using investment interests in the Company to attract, retain and motivate its directors, employees and consultants, to encourage and reward their contributions to the Company's performance and to align their interests with the interests of the Company's stockholders.

        Share Reserve.    Initially, 450,000 shares will be reserved for issuance under the 2003 Plan. The shares of Common Stock issuable under the 2003 Plan may be drawn from shares of authorized but unissued Common Stock or from shares the Company acquires, including shares purchased on the open market.

        Adjustments.    The administrator may appropriately adjust (1) the maximum number and kind of shares subject to the 2003 Plan, (2) maximum number and kind of shares or other securities any individual is permitted to be awarded under the 2003 Plan in one calendar year, (3) the number and kind of shares or other securities subject to the then outstanding awards, (4) the price for each share or other unit of any other securities subject to the then outstanding awards, and/or (5) the number and kind of shares or other securities to be issued as non-employee director awards, if the Common Stock is affected through any of the following:

• merger;	• combination;
• consolidation;	• stock dividend;
• sale or exchange of assets;	• stock split or reverse stock split;
• recapitalization;	• spin-off; or
• reclassification;	• another similar transaction.

        For purposes of calculating the aggregate number of shares issued under the 2003 Plan, the Company will count only the number of shares actually issued upon exercise or settlement of an award and not those shares subject to awards returned to the Company upon expiration, termination, repurchase or cancellation of such awards. However, if an award holder pays the exercise price or withholding taxes relating to an award with shares of Common Stock, or if the Company withholds shares in satisfaction of the exercise price or withholding taxes payment, then the Company will reduce the number of shares of Common Stock available for issuance under the 2003 Plan by the gross number of shares for which the award is exercised or for which it vests, as applicable.

        Administration.    Either the Board or the Compensation Committee may act as the administrator of the 2003 Plan. Among other matters, the administrator will have the power to:

  •
  select the eligible persons to whom, and the times at which, awards will be granted, the nature of each award and the terms and conditions of each award;

  •
  interpret the 2003 Plan and the rights of award holders as to awards granted under the 2003 Plan;

  •
  terminate, suspend or amend the 2003 Plan, subject to stockholder approval only where such approval is required by applicable law, rule or regulation; and

  •
  accelerate or extend the vesting or exercise period of any award, and make such other modifications in the terms and conditions of an award as it desires.

        Types of Awards.    The administrator may grant the following types of awards under the 2003 Plan:

• stock options;	• stock bonuses;
• performance awards;	• restricted stock; and
• stock payments;	• other stock-based benefits.
• stock appreciation rights;

        Eligibility.    Directors, officers, other employees and consultants of the Company and its affiliated entities are eligible to receive awards under the 2003 Plan. Only the Company's non-employee directors are eligible to receive automatic awards under the 2003 Plan. As of September 26, 2003, approximately 527 persons would be eligible to receive awards under the 2003 Plan, consisting of approximately 520 non-executive officer employees, 3 executive officers and 4 non-employee directors.

        Per Person Limitation.    No individual shall be granted any awards with respect to more than 100,000 shares of Common Stock in any one calendar year. Stockholder approval of this proposal will also constitute approval of the 2003 Plan for Internal Revenue Code Section 162(m) purposes.

        Award Documentation.    Each award granted under the 2003 Plan will be evidenced by an agreement duly executed by the Company and the award holder, setting forth such terms and conditions applicable to the award.

        Rights With Respect to Common Stock.    No recipient of an award under the 2003 Plan or other person will have any right, title or interest in or to any shares of Common Stock subject to any award or any rights as a stockholder unless the award is duly exercised pursuant to the terms of the award agreement and the 2003 Plan and the shares of Common Stock are issued to the award holder upon exercise of the award.

        Transferability.    Options that qualify as incentive stock options under the Internal Revenue Code will not be assignable or transferable other than by will or the laws of inheritance following the participant's death. However, other awards will be transferable during the award holder's lifetime to one or more members of the award holder's family or to a trust established for one or more such family members or to the award holder's former spouse.

        Plan Provisions Regarding Changes in Control.    In the event the Company experiences a change in control (as defined in the 2003 Plan), each outstanding award will automatically accelerate in full immediately prior to, and terminate upon, the consummation of the change of control transaction, unless assumed, substituted or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested portion of the award (which is the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread no later than the time the award holder would have vested in such shares.

        Amendment and Termination of the Plan.    The administrator may terminate, suspend, or amend the 2003 Plan at any time. Certain amendments may require stockholder approval pursuant to applicable laws and regulations. Amendments made to the 2003 Plan may, at the discretion of the administrator, apply to and govern awards granted under the 2003 Plan prior to the date of such amendment, provided that the consent of the affected award holder is required if such amendment would adversely affect an award or cause the award to cease to qualify as an incentive stock option. Unless sooner terminated by the administrator, the 2003 Plan will terminate automatically in October 2013.

Non-Employee Director Automatic Grants

        Under the 2003 Plan, at the time a non-employee director, who has not been employed by the Company in the past 12 months, is initially elected or re-elected to the board of directors, he or she will automatically receive an option to purchase 5,000 shares of Common Stock.

        In addition, the 2003 Plan provides for a one-time option grant to the non-employee directors. On the date of the 2003 Annual Meeting, each non-employee director will automatically receive an option to purchase 22,641 shares of Common Stock to compensate them for the awards that should have been automatically awarded to them in July under the 1998 Plan but were not awarded because the 1998 Plan did not contain enough shares of Common Stock to cover such automatic awards.

        The exercise price of each of these stock options will be equal to the fair market value of Common Stock on the date of grant. Each option will be fully exercisable upon the grant date and will have a ten-year term. Following a director's cessation of board service for any reason, each option will remain exercisable for up to twelve months and may be exercised during that time for any or all shares.

        Stockholder approval of this proposal will also constitute pre-approval of each automatic option grant under the 2003 Plan and the subsequent exercise of those options in accordance with their terms.

Other Awards Under the 2003 Plan

        The administrator will select the award holders for awards granted under the 2003 Plan from the pool of eligible persons and will determine the dates, amounts, exercise prices, vesting periods and other relevant terms of the awards.

        Types of Options.    Stock options granted under the 2003 Plan may be incentive stock options intended to qualify under the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options that do not so qualify. However, the aggregate value of stock with respect to which any employee's incentive stock options first become exercisable during any calendar year (under all of the Company's plans) may not exceed $100,000 (calculated by multiplying the exercise price by the number of shares subject to the options), and may be further limited by other requirements in the Internal

Revenue Code. If this limitation is exceeded, the excess incentive stock options will be treated as non-qualified stock options. Only employees may be granted incentive stock options.

        Award Pricing.    The administrator will determine the exercise or purchase price of awards granted under the 2003 Plan. However, the exercise price for an incentive stock option must not be less than the fair market value of Common Stock on the date of grant, and not less than 110% of the fair market value as of the date of grant in the case of a grant to a person owning more than 10% of the total combined voting power of all classes of the Company's stock or the stock of any parent or subsidiary corporation of the Company. On September 26, 2003, the fair market value per share of Common Stock was $1.50.

        Vesting and Exercisability.    The administrator will determine the date or dates on which awards granted under the 2003 Plan vest and/or become exercisable. Awards granted under the 2003 Plan may be exercised at any time after they vest and before the expiration date determined by the administrator, provided that an award is generally exercisable following an award holder's termination of employment only to the extent that the award had become exercisable on or before the date of termination and to the extent that the award is not forfeited under the terms of the 2003 Plan.

        Expiration.    In general, awards will have a maximum term of ten years, subject to earlier termination upon the award holder's termination of employment. In general, stock options will terminate immediately upon termination of the award holder's employment for cause; 90 days after termination of the award holder's employment for any reason other than cause, death or permanent disability; or one year after termination of the award holder's employment due to death or permanent disability. The administrator may accelerate the vesting of any options and may also extend the period following termination of employment during which options may vest and/or be exercised.

        Form of Payment.    A holder of an award may pay cash or any other consideration deemed acceptable by the administrator to pay the exercise price for the award.

        Other Award Provisions.    The administrator will determine all of the performance criteria, restrictions or conditions, if any, of any award.

Section 162(m) the Internal Revenue Code

        In general, Section 162(m) of the Internal Revenue Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by the Company in any tax year with respect to each of the named executive officers, including any compensation relating to an award granted under the 2003 Plan. Compensation that is considered to be performance-based will not have to be taken into account for purposes of the $1 million limitation, and accordingly, should be deductible by the Company without limitation under Code Section 162(m). Provided an option is approved by a committee comprised of two or more "outside directors," has an exercise price of at least fair market value on the date of grant and the plan under which the option is granted imposes a per person limit on the number of shares covered by awards, any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-qualified options will qualify as performance-based compensation for purposes of Code Section 162(m).

        An award may also qualify as performance-based compensation if the administrator conditions the grant, vesting, or exercisability of such an award on the attainment of a pre-established objective performance goal. For this purpose, a pre-established objective performance goal may include one or more of the following performance criteria:

• cash flow;	• return on assets or net assets;
• EPS, including EBITDA	• income or net income;
• operating margin;	• return on equity;
• return on operating revenue;	• return on capital; or
• total stockholder return;	• any similar performance criteria.

Tax Information

        The following summary of certain federal income tax consequences of the receipt and exercise of awards granted by the Company is based on the laws and regulations in effect as of the date of this proxy statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt and exercise of awards under foreign, state and local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2003 Plan will vary depending upon the specific facts and circumstances involved.

        Incentive Stock Options.    Except as discussed below, the holder of an incentive stock option generally will not owe tax on the grant or the exercise of the option if the award holder exercises the option while the award holder is an employee of the Company (or of any parent or subsidiary corporation of the Company) or within three months following termination of the award holder's employment (or within one year, if termination was due to a permanent and total disability).

        If the award holder of the incentive stock option sells the shares acquired upon the exercise of the option at any time within one year after the date the option is exercised or two years after the date the incentive stock option is granted, then:

  •
  if the award holder's sales price exceeds the purchase price paid for the shares, the award holder will recognize capital gain equal to the excess, if any, of the sales price over the fair market value of the shares on the date of exercise, and will recognize ordinary income equal to the difference, if any, between the lesser of the sales price or the fair market value of the shares on the date of exercise and the purchase price paid for the shares; or

  •
  if the award holder's sales price is less than the purchase price paid for the shares, the award holder will recognize a capital loss equal to the difference between the purchase price paid for the shares and the sales price of the shares.

        If the award holder sells shares acquired upon exercise of an incentive stock option at any time after the award holder has held the shares for at least one year after the option is exercised and at least two years after the date the option is granted, then the award holder will recognize capital gain or loss equal to the difference between the sales price and the purchase price paid for the shares.

        The amount by which the fair market value of shares the award holder acquires upon exercise of an incentive stock option (determined as of the date of exercise) exceeds the purchase price paid for the shares upon exercise of the incentive stock option will increase the award holder's "alternative minimum taxable income" in the year of exercise. The "alternative minimum tax" will generally equal the amount by which 26% or 28% (depending upon the amount of the award holder's alternative minimum taxable income reduced by certain exemption amounts) of the award holder's alternative minimum taxable income (reduced by certain exemption amounts) exceeds the award holder's regular income tax liability for the year. Before exercising an incentive stock option, an award holder should determine whether and to what extent exercise of an incentive stock option will result in alternative minimum tax in the year of exercise.

        In the case of an early disposition of shares by an award holder that results in the recognition of ordinary income, the Company will be entitled to a deduction equal to the amount of such ordinary income. If the award holder holds the shares for the requisite period described above and therefore solely recognizes capital gain upon the sale of such shares, the Company will not be entitled to any deduction.

        Non-qualified Stock Options.    The grant of a non-qualified stock option to an award holder is generally not a taxable event for the award holder. Upon the exercise of a non-qualified stock option, the award holder will generally recognize ordinary income equal to the difference between the fair market value of the shares the award holder acquires upon exercise and the purchase price paid for the shares upon exercise of the non-qualified stock option. The Company generally will be entitled to deduct as a compensation expense the amount of such ordinary income. Provided the shares are held as a capital asset, the award holder's subsequent sale of the shares generally will give rise to capital gain or loss equal to the difference between the sale price and the sum of the purchase price paid for the shares plus the ordinary income recognized with respect to the shares, and such capital gain or loss will be taxable as long term or short term capital gain or loss depending upon the award holder's holding period after exercise.

        Restricted Stock.    Under the 2003 Plan, the Company will be authorized to grant rights to purchase Common Stock subject to a right to repurchase such stock at the price paid by the award holder if the holder's employment with the Company terminates prior to the lapse of such repurchase right. In general, there will be no tax consequences to an award holder upon the grant of a right to purchase such restricted stock or upon purchase of such restricted stock. Instead, the award holder will be taxed at ordinary income rates at the time the Company's repurchase rights expire or are removed on an amount equal to the difference between the fair market value of the stock at that time and the amount the award holder paid for the stock. An award holder who acquires restricted stock, however, may make an election under Section 83(b) of the Internal Revenue Code with respect to such stock. If such an election is timely made, the award holder is taxed at ordinary income rates in the year in which the award holder acquires the restricted stock. The ordinary income the award holder must recognize is equal to the difference between the fair market value of the stock at the time of the acquisition of the stock (determined without regard to the restrictions) and the amount paid for such stock. If an award holder makes a timely election under Section 83(b) of the Internal Revenue Code with respect to restricted stock, the award holder generally will not be required to report any additional income with respect to such restricted stock until he or she disposes of such stock, at which time he or she will generally recognize capital gain or loss (provided the shares are held as a capital asset) equal to the difference between the sales price and the sum of the purchase price paid (if any) for the shares plus the ordinary income recognized pursuant to the election under Section 83(b) of the Internal Revenue Code. In the event that an award holder forfeits restricted stock with respect to which an election under Section 83(b) of the Internal Revenue Code has been made, the award holder ordinarily will not be entitled to recognize any loss for federal income tax purposes (except to the extent the amount realized by the award holder at the time of such forfeiture is less than the purchase price for such stock). The Company generally will be entitled to a deduction equal to the amount of ordinary income (if any) recognized by an award holder in the taxable year in which such amount is included in the gross income of the award holder.

        Other Awards.    In addition to the types of awards described above, the 2003 Plan authorizes certain other awards that may include payments in cash, Common Stock, or a combination of cash and Common Stock. The tax consequences of such awards will depend upon the specific terms of such awards. Generally, however, an individual who receives an award payable in cash will recognize ordinary income, and the Company will be entitled to a deduction, with respect to such award at the earliest time at which the individual has an unrestricted right to receive the amount of the cash payment. In general, the sale or grant of stock under the 2003 Plan will be a taxable event at the time of the sale or grant if such stock at that time is not subject to a substantial risk of forfeiture or is transferable within the meaning of Section 83 of the Internal Revenue Code in the hands of the award holder. (For such purposes, stock is ordinarily considered to be transferable if it can be transferred to another person who takes the stock free of any substantial risk of forfeiture.) In such case, the award holder will recognize ordinary income, and the Company will be entitled to a deduction, equal to the difference between the fair market value of such stock on the date of the sale or grant over the amount, if any, that the award holder paid for such stock. Stock that at the time of receipt by an award holder is subject to restrictions that constitute a substantial risk of forfeiture and that is not transferable within the meaning of Internal Revenue Code Section 83 generally will be taxed under the rules applicable to restricted stock as described above.

        Withholding.    In the event that a holder of an award granted under the 2003 Plan is an employee, the Company ordinarily will be required to withhold applicable federal income taxes with respect to any ordinary income recognized by such award holder in connection with awards under the 2003 Plan.

        Certain Additional Rules Applicable to Awards.    The terms of awards granted under the 2003 Plan may provide for accelerated vesting in connection with a change in control. In that event and depending upon the individual circumstances of the award holder, certain amounts with respect to such awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Internal Revenue Code. Under these provisions, an award holder will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

        The Company generally is entitled to a deduction equal to the ordinary income recognized by an award holder in connection with an award. However, the Company's deduction (including the deduction related to ordinary income recognized by an award holder) for compensation paid to the named executive officers may be limited to $1 million per person annually. Due to several factors, all or a portion of the ordinary income attributable to certain awards granted under the 2003 Plan may be included in the compensation subject to such deduction limitation.

Accounting Treatment

        Option grants or stock issuances made to employees or directors under the 2003 Plan that have fixed exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

        Option grants or stock issuances made to employees or directors under the 2003 Plan that have exercise or issue prices that are less than the fair market value per share on the grant or issue date will result in a direct compensation expense in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

        Option grants made to non-employee consultants under the 2003 Plan will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

        Should one or more individuals be granted stock appreciation rights under the 2003 Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount, if any, by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

        The Financial Accounting Standards Board has initiated a project to reconsider the appropriate accounting treatment for employee stock options. Accordingly, the foregoing summary of the applicable accounting treatment for stock options and stock appreciation rights may substantially change in the event that the FASB were to conclude that employee stock options should be valued, either as of the grant date or other appropriate measurement date, under an appropriate option valuation formula such as the Black-Scholes formula and that such value should then be charged as a direct compensation expense against the issuer's reported earnings over a designated period.

Option Transactions

        The table below shows, as to the named executive officers and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under its equity plans from June 29, 2002 through September 26, 2003, together with the weighted average exercise price payable per share. Between June 29, 2002 and September 26, 2003, the Company did not make any other awards under its equity plans.

Name and Position	Number of Shares Underlying Options Granted	Weighted Average Exercise Price per Share ($)
Edward J. Smith President & CEO	70,000	1.21
Kirk A. Waldron Senior Vice President & CFO	15,000	0.70
Mitchell J. Freedman Vice President, Legal & Administration	—	—
Kimon Anemogiannis Director Nominee	15,455	0.75
Steven M. Waszak Director Nominee	15,455	0.75
All current executive officers as a group (3)	102,500	1.09
All nominees for election as director (2)	30,910	0.75
All current non-employee directors as a group (4)	45,015	0.98
All employees, including current officers who are not executive officers, as a group (42)	94,450	0.91

New Plan Benefits

        No options will be granted nor stock issued under the 2003 Plan prior to its approval by the Company's stockholders. However, if this proposal is approved by the Company's stockholders, then the terms of the 2003 Plan will result in the grant of an option to purchase 22,641 shares of Common Stock to each of Messrs. Anemogiannis, Burgess, Howard and Waszak on the date of the 2003 Annual Meeting. If this proposal is not approved, then no such grants will be made.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of the end of the 2003 fiscal year with respect to the shares of Common Stock that may be issued under the Company's existing equity compensation plans. The table does not include the additional shares that may be issuable pursuant to the proposed 2003 Plan which is the subject of Proposal Four of this proxy statement.

			C
	A
		B	Number of Shares of Common Stock Available for Future Issuance under Equity Compensation Plans (Excluding Securities listed in Column A)
	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights
Plan Category		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights
Equity Compensation Plans Approved by Stockholders (1)	560,184	$3.19	281,845(2)
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	560,184	$3.19	281,845

(1)
Consists of the 1996 Plan and the 1998 Plan. There are no outstanding options that were granted and no shares of Common Stock available for future issuance under the 1993 Plan.

(2)
Includes shares of Common Stock available for future issuance under the 1996 Plan and the 1998 Plan. As of the end of the 2003 fiscal year, 223,530 shares of Common Stock were available for issuance under the 1996 Plan and 58,315 shares of Common Stock were available for issuance under the 1998 Plan.

Required Vote and Board of Directors' Recommendation

        The affirmative vote of at least two-thirds of the shares entitled to vote on this proposal is required to approve this proposal. The Board unanimously recommends a vote "FOR" this proposal. Proxies solicited by the Board will be voted in favor of this proposal unless you specify otherwise in your proxy.

PROPOSAL FIVE:
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        On October 14, 2002, the Board of Directors and the Audit Committee dismissed KPMG LLP as the Company's principal independent auditors and engaged PricewaterhouseCoopers LLP as its principal independent auditors. The report of KPMG LLP for the fiscal years ended June 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 2002 and 2001, and the interim period from July 1, 2002 through October 14, 2002, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

        During the fiscal years ended June 30, 2002 and 2001, and the interim period from July 1, 2002 through October 14, 2002, the Company did not consult with PricewaterhouseCoopers LLP on (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

        The Company's stockholders are now being asked to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company's auditors for the fiscal year ending June 25, 2004. The representatives of PricewaterhouseCoopers LLP will attend the 2003 Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions posed by stockholders.

AUDIT AND RELATED FEES

        Audit Fees.    The fees billed by PricewaterhouseCoopers LLP for professional services rendered in connection with the audit of the Company's annual consolidated financial statements for the 2003 fiscal year and the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2003 fiscal year were $111,000.

        Financial Information Systems Design and Implementation Fees.    There were no fees billed by PricewaterhouseCoopers LLP to the Company for financial information systems design and implementation for the 2003 fiscal year.

        All Other Fees.    The other fees paid to PricewaterhouseCoopers LLP for the 2003 fiscal year were $47,706 which includes audit-related fees of $5,810 and non-audit-related fees of $41,896. Audit-related fees included fees for various accounting consultations. In general, non-audit-related fees included fees for tax related matters.

        The Audit Committee has determined that all non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining PricewaterhouseCoopers LLP's audit independence.

Required Vote and Board of Directors Recommendation

        The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors is not required. However, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee and the Board will reconsider whether to retain that firm as the Company's independent auditors. Even if the appointment is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of the Company and its stockholders. The Board unanimously recommends that the stockholders vote "FOR" this proposal.Proxies solicited by the Board will be voted in favor of this proposal unless you specify otherwise in your proxy.

EXECUTIVE OFFICERS

        The executive officers of the Company and certain information about them as of September 26, 2003 are listed below:

Name	Age	Title
Edward J. Smith	41	President and Chief Executive Officer
Kirk A. Waldron	40	Senior Vice President and Chief Financial Officer
Richard E. Fitzgerald	37	Vice President, Operations

        Information concerning Mr. Smith is set forth in Proposal One above.

        Mr. Waldron joined the Company in fiscal year 2001 as Chief Financial Officer and Treasurer. In May 2002, he became Senior Vice President, in addition to his previous duties as Chief Financial Officer and Treasurer. Before joining the Company, Mr. Waldron was a Director, President and Chief Executive Officer of AML Communications, Inc., a manufacturer of amplifiers for wireless communications, from February 1999 until February 2001 and, before that, served as AML's Chief Financial Officer from 1996 through February 1999. From 1994 to 1996, Mr. Waldron was Chief Financial Officer at Dynamotion/ATI Corp., a manufacturer of drills and routers for the integrated circuit board industry. Mr. Waldron is a Certified Public Accountant and holds a B.S. in Business Administration from the University of Southern California.

        Mr. Fitzgerald joined the Company in September 2002 as the Director of Operations. In July 2003, he became Vice President of Operations. Before joining the Company, Mr. Fitzgerald was in charge of Satellite and Wireless manufacturing operations for California Amplifier, a manufacturer of integrated microwave solutions. Prior to working for California Amplifier, Mr. Fitzgerald worked at Intel Corporation, a manufacturer of chips, boards, systems, and software for the computing and communications industries, where he was a Manufacturing Manager for Intel's New Mexico site. Mr. Fitzgerald served in the U.S. Marines for 12 years and holds a B.S. in Business Management, Organizational Development from the University of Maryland.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

        The following table provides certain summary information concerning the compensation earned for services rendered during the 2001, 2002 and 2003 fiscal years by the Company's Chief Executive Officer and the other most highly compensated executive officer whose aggregate salary and bonus for the 2003 fiscal year was in excess of $100,000. In addition, Mr. Freedman is included in this table because he would have been among the four most highly compensated executive officers of the Company on the last day of the 2003 fiscal year had he not been terminated earlier in the year. No other executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 2003 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that year. The listed individuals are sometimes referred to herein as the "named executive officers."

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards: Stock Options (#)
Name and Principal Positions	Fiscal Year						All Other Compensation ($)(D)
		Salary	Bonus
Edward J. Smith (A) President & CEO	2003 2002	$200,000 53,200		$50,000 —		70,000 15,000	$10,300 22,300
Kirk A. Waldron (B) Senior Vice President and CFO	2003 2002 2001	$170,000 140,000 25,300		$35,000 15,000 —		15,000 10,000 20,000	7,700 2,900 —
Mitchell J. Freedman (C) Vice President, Legal and Administration	2003 2002 2001	$81,200 110,300 105,000	$	— — 28,000	$	— 5,000 5,000	$138,500 3,500 500

(A)
Mr. Smith was appointed President and Chief Executive Officer on May 13, 2002. Prior to that, Mr. Smith joined the Company in January 2002 as the Vice President, Business Development. Mr. Smith's reported salary for fiscal 2002 represents his salary from his hiring in January 2002 to fiscal year end.

(B)
Mr. Waldron was appointed Chief Financial Officer in May 2001 and promoted to Senior Vice President in May 2003. Mr. Waldron's reported salary for fiscal year 2001 represents his salary from his hiring in April 2001 to the fiscal year's end.

(C)
Mr. Freedman's employment with the Company terminated on January 31, 2003. Pursuant to his employment agreement, Mr. Freedman received severance of $138,500 upon his departure.

(D)
Amounts in the aggregate for all years presented consist, where applicable, of 401(k) plan employer contributions allocated to the named executive officers' accounts ($4,600), automobile expenses ($21,500), commissions and other income ($21,100) and severance payments (cash and non-cash benefits of $138,500).

Option/ SAR Grants in Last Fiscal Year

        The following table sets forth information concerning options granted to each of the named executive officers during the 2003 fiscal year. No stock appreciation rights were granted to any of the named executive officers during the 2003 fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (A)
	Number of Securities Underlying Options Granted
		% of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/sh)	Expiration Date
					5%	10%
Edward J. Smith (B)	45,000 25,000	22.85 12.69	1.50 0.70	7/11/2012 6/27/2013	$19,800 11,000	$50,200 27,900
Kirk A. Waldron (C)	15,000	7.62	0.70	6/27/2013	6,600	16,700
Mitchell J. Freedman	—	—	—	—	—	—

(A)
The chart assumes a market price of $0.70 per share of Common Stock, which was the closing price for the Common Stock in the Nasdaq Small Cap Market, on June 27, 2003, the last day of the 2003 fiscal year, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. These values are not intended to forecast the possible future appreciation, if any, of the price or value of Common Stock.

(B)
An option to purchase 45,000 shares of Common Stock was granted to Mr. Smith on July 11, 2002. An option to purchase 25,000 shares of Common Stock was granted to Mr. Smith on June 27, 2003. Both options vest over three years. However, the option granted in June 2003 will vest immediately upon a change in control of the Company.

(C)
An option to purchase 15,000 shares of Common Stock was granted to Mr. Waldron on June 27, 2003. This option vests over three years. However, it will vest immediately upon a change in control of the Company.

Aggregated Option Exercises in 2003 Fiscal Year and Fiscal Year End Option Values

        The following table sets forth information concerning options held by each of the named executive officers as of the end of the 2003 fiscal year. None of the named executive officers exercised any stock appreciation rights during the 2003 fiscal year and no stock appreciation rights were held by the named executive officers at the end of such year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)(A)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable / Unexercisable	Value of Unexercised In-The-Money Options at FY-End ($) Exercisable / Unexercisable (B)
Edward J. Smith	—	—	15,000/70,000	—/—
Kirk A. Waldron	—	—	15,000/30,000	—/—
Mitchell J. Freedman	—	—	—/—	—/—

(A)
Based on the market price of the purchased shares on the exercise date less the exercise price paid for the shares.

(B)
The value of unexercised in-the-money options is based on the fair market value for Common Stock on June 27, 2003, the last day of the 2003 fiscal year, of $0.70 less the applicable exercise price.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        Mr. Smith has a written contract with the Company, effective May 14, 2002. Pursuant to the contract, Mr. Smith's base salary was initially $200,000, subject to adjustment, with a bonus opportunity of $100,000 based upon the achievement of goals and objectives to be established by the Board. Mr. Smith's employment is "at will." He is entitled to a one-year severance if terminated without cause. He is also entitled to this severance if (a) he terminates his employment after the Company's headquarters is relocated more than 20 miles from Moorpark, California, (b) he is required to report for employment duties more than 20 miles from Moorpark, California or (c) he resigns pursuant to a direct request from the Board. Mr. Smith is subject to confidentiality, non-solicitation and non-competition clauses pursuant to this contract. He is also entitled to receive a Company vehicle for transportation, among other benefits. Pursuant to the contract, Mr. Smith was entitled to receive an option to purchase 45,000 shares of Common Stock that would vest over a three-year period. During the 2003 fiscal year, Mr. Smith was granted an option to purchase 25,000 shares that will vest immediately upon a change of control of the Company.

        Mr. Waldron has a written contract with the Company, effective May 14, 2002. In the contract, Mr. Waldron's base salary was initially $160,000 per year, subject to adjustment, with a bonus opportunity of up to $75,000 based upon the achievement of goals and objectives to be established by the Board. Mr. Waldron's employment is "at will." He is entitled to a one-year severance if terminated without cause. He is also entitled to this severance if (a) he terminates his employment after the Company's headquarters is relocated more than 20 miles from Moorpark, California, (b) he is required to report for employment duties more than 20 miles from Moorpark, California or (c) he resigns pursuant to a direct request from the Chief Executive Officer or the Board. Mr. Waldron is subject to confidentiality, non-solicitation and non-competition clauses pursuant to this contract. He is also entitled to receive a Company vehicle for transportation and life insurance coverage for up to $1,000,000, among other benefits. During the 2003 fiscal year, Mr. Waldron was granted an option to purchase 15,000 shares that will vest immediately upon a change of control of the Company.

        Mr. Freedman's employment with the Company terminated in January 2003. He had a written contract with the Company, effective May 14, 2002. Pursuant to this contract, Mr. Freedman's base salary was $130,500 per year with a bonus opportunity of up to $35,000 based upon the achievement of goals and objectives to be established by the Board. Mr. Freedman's employment was "at will." Under the contract, he was entitled to a one-year severance if terminated without cause. He was also entitled to this severance if (a) he terminates his employment after the Company's headquarters is relocated more than 20 miles from Moorpark, California, (b) he is required to report for employment duties more than 20 miles from Moorpark, California or (c) he resigned pursuant to a direct request from the Chief Executive Officer or Board. Further, he was subject to confidentiality, non-solicitation and non-competition clauses pursuant to this contract. He was also entitled to a vehicle allowance for transportation, among other benefits.

        The following Compensation Committee Report, Audit Committee Report and Stock Performance Graph are not considered proxy solicitation materials and are not deemed filed with the SEC. Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the Compensation Committee Report, Audit Committee Report and Stock Performance Graph shall not be incorporated by reference into any such prior filings or into any future filings made by the Company under those statutes.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee administers the Company's executive compensation programs and reviews and approves salaries and bonuses of the executive officers named in the Executive Compensation Table. The Company's executive compensation programs are designed to:

  •
  provide competitive levels of base and incentive compensation in order to attract, retain and motivate high quality employees;

  •
  tie individual total compensation to individual performance and the Company's success; and

  •
  align the interests of the Company's executive officers with those of the Company's stockholders.

        Base Salary.    The base salary for each executive officer is established on the basis of each individual's personal performance and internal and external alignment considerations.

        Bonuses.    The annual incentive bonus for each executive officer is established on the basis of each individual's personal performance.

        Long-Term Incentives.    Each stock option grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). In general, each option vests over a three-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

        CEO Compensation.    Mr. Smith became the Company's Chief Executive Officer and President in May 2002. His compensation, including base salary and eligibility for annual bonus, was determined by the Compensation Committee and set forth in an employment agreement. See "Employment Contracts, Termination of Employment and Change in Control Arrangements." In determining his base salary, the Compensation Committee considered Mr. Smith's professional experience and leadership and strategic vision for the Company. In determining his bonus, the Compensation Committee considered the Company's performance and Mr. Smith's contributions to that performance. The options granted to Mr. Smith during the 2003 fiscal year were in recognition of his personal performance and leadership role and were intended to provide him with an incentive to continue his employment with the Company.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation, whether payable in cash or stock, exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 2003 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2004 will exceed that limit. The new 2003 Equity Incentive Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date may qualify as performance-based compensation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

Submitted by the Compensation Committee:

James P. Burgess
Robert T. Howard
Steven M. Waszak

REPORT OF THE AUDIT COMMITTEE

        The following report concerns the activities of the Audit Committee regarding oversight of the Company's financial reporting and auditing procedures.

        The Audit Committee assists the Board of Directors in discharging its responsibility relating to the quality and integrity of the Company's accounting, reporting and financial practices and those of the Company's subsidiaries.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements with management, including a discussion of the acceptability as well as the appropriateness of significant accounting principles. The Audit Committee also reviewed with management the reasonableness of significant estimates and judgments made in preparing the financial statements as well as the clarity of the disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, PricewaterhouseCoopers LLP, their judgments as to the acceptability as well as the appropriateness of the Company's application of accounting principles. PricewaterhouseCoopers LLP has the responsibility for expressing an opinion on the conformity of the Company's annual financial statements with accounting principles generally accepted in the United States of America. The Audit Committee also discussed with PricewaterhouseCoopers LLP such other matters as are required to be discussed under Statement on Auditing Standards No. 61 (Communications with Audit Committee) and otherwise as required under auditing standards generally accepted in the United States of America. In addition, the Audit Committee discussed with PricewaterhouseCoopers LLP its independence from the Company's management, including the impact of non-audit-related services provided to the Company and has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for their respective audit. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their audit, their opinion of the Company's system of internal controls and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions noted above, the Audit Committee recommended that the Company's audited financial statements for the fiscal year ended June 30, 2003 be included in the Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Kimon Anemogiannis
James P. Burgess
Steven M. Waszak

STOCK PERFORMANCE GRAPH

        Common stock is listed for trading on the Nasdaq Small Cap Market under the symbol "SMTI."

        The following performance table compares the cumulative total return for the period from June 30, 1998 through June 30, 2003, from an investment of $100 in: (1) Common Stock, (2) the Nasdaq Composite and (3) an Electronics Manufacturing Services ("EMS") Peer Group, as defined below. The EMS Peer Group consists of the following publicly held electronics manufacturing services companies, each of whose business, taken as a whole, reasonably resembles the Company's activities: IEC Electronics Corp., Reptron Electronics, Inc., SigmaTron International, Inc., and Sparton Corporation. In years prior to 2003, Xetel Corporation and EFTC Corporation were included as part of the EMS Peer Group, but in the graph below, Xetel Corporation and EFTC Corporation have been excluded from the EMS Peer Group as they were no longer public companies. The Peer Group Index was derived using the weighted average of individual company stock prices for each period. For each group an initial investment of $100 is assumed on June 30, 1998. The Total Return Calculation assumes reinvestment of all dividends for the indices. The Company did not pay dividends on its Common Stock during the time frame set forth below.

        All data contained in the stock performance graph and data chart set forth above are derived from sources believed to be reliable. However, because of the possibility of human and mechanical error and other factors, the data provided from such sources contain no express or implied warranties of any kind. There are also no representations, warranties or guarantees as to the accuracy or timeliness of such data.

        Historical stock price performance should not be relied upon as indicative of future stock price performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership, as of September 26, 2003, concerning: (a) each beneficial owner of more than 5% of the outstanding capital stock of the Company; (b) each of the Company's current directors and executive officers; and (c) all of the Company's current directors and executive officers as a group.

        Unless otherwise indicated, the address of each beneficial owner listed below is c/o SMTEK International, Inc., 200 Science Drive, Moorpark, CA 93021.

Name/Address of Beneficial Owner	Number of Shares of Common Stock		Percent of Class (%)	Number of Shares of Preferred Stock	Percent of Class	Percentage of Total Voting Power (%) (A)(B)
Thomas M. Wheeler 801 W. Big Beaver Road, Suite 201 Troy, Michigan 48084	881,812	(C)	38.60	—	—	34.79
The Gene Haas Trust DTD 3-9-99 2800 Sturgis Road Oxnard, California 93030	—		—	250,000	100%	9.86
Clay Biddinger Bay4 Capital 311 N Bayshore Dr Safety Harbor, Florida 34695	139,383	(D)	6.02	—	—	5.43
James P. Burgess	57,104	(E)	2.47	—	—	2.23
Edward J. Smith	26,500	(F)	1.15	—	—	1.04
Kimon Anemogiannis	15,455	(G)	*	—	—	*
Steven M. Waszak	15,455	(H)	*	—	—	*
Robert T. Howard	11,832	(I)	*	—	—	*
Kirk A. Waldron	15,000	(J)	*	—	—	*
Directors and named executive officers as a group (6 persons)	141,346	(K)	5.84	—	—	5.29

*
Represents less than 1% of the outstanding shares.

(A)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options or warrants exercisable within 60 days of September 26, 2003 are deemed outstanding for computing the percentage ownership of the stockholder holding the options or warrants, but are not deemed outstanding for computing the percentage ownership of any other stockholder. Unless otherwise indicated in the footnotes to this table, the Company believes the stockholders named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder's name. Percentage of ownership is based upon 2,284,343 shares of Common Stock and 250,000 shares of the Series A Preferred Stock outstanding as of September 26, 2003.

(B)
Each share of Common Stock is entitled to one vote per share. Each share of Series A Preferred Stock will entitle the holder thereof on the record date to the number of votes, on all matters submitted to a vote of the Company's stockholders, that equals the number of shares of Common Stock (including fractions of a share) into which such share of Series A Preferred Stock is convertible immediately prior to the record date for determining the stockholders of the Company eligible to vote on such matters. One share of Series A Preferred Stock is currently convertible into one share of Common Stock. Holders of Common Stock and the Series A Preferred Stock will vote together as a single class on all matters submitted to a vote of stockholders. However, so long as any shares of Series A Preferred Stock are outstanding, the Company will not, without first obtaining the approval of holders of the shares of Series A Preferred Stock holding at least 51% of the shares of Series A Preferred Stock then outstanding, take any action set forth below: (a) amend, alter or repeal any provision of the Certificate of Incorporation or Bylaws of the Company which would adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof; or (b) authorize, establish, create or issue any series of senior Preferred Stock.

(C)
According to Schedule 13D filed on February 15, 2002. Includes 10,000 shares of Common Stock subject to an option granted to Mr. Howard.

(D)
Includes 32,277 shares of Common Stock underlying options that are currently exercisable.

(E)
Includes 30,438 shares of Common Stock underlying options that are currently exercisable.

(F)
Includes 15,000 shares of Common Stock underlying options that are currently exercisable.

(G)
Includes 15,455 shares of Common Stock underlying options that are currently exercisable.

(H)
Includes 15,455 shares of Common Stock underlying options that are currently exercisable.

(I)
Includes 1,832 shares of Common Stock underlying an option granted by the Company as well as 10,000 shares of Common Stock underlying an option granted by Mr. Wheeler. Both options are currently exercisable.

(J)
Includes 15,000 shares of Common Stock underlying options that are currently exercisable.

(K)
Includes 103,180 shares of Common Stock underlying options that are currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On June 30, 1997, the Company borrowed $2 million from Mr. Wheeler. As one of the conditions to obtaining the $2 million loan from Mr. Wheeler, the Company agreed to give Mr. Wheeler the right to nominate two individuals for the Company's Board of Directors. Although the loan was repaid in May 1999, it was the understanding of Mr. Wheeler and the Company that Mr. Wheeler would still have the right to nominate two individuals for directorships. The Board members who are considered nominated pursuant to this understanding are Messrs. Burgess and Howard.

        The Company believes all transactions with the Company's affiliates have been entered into on terms no less favorable to the Company than the Company could have been obtained from independent third parties. The Company intends that any transactions and loans with officers, directors and 5% or greater stockholders, following the date of this proxy statement, will be on terms no less favorable to the Company than the Company could be obtained from independent third parties and will be approved by a majority of the Company's independent, disinterested directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and executive officers and persons who own more than 10% of its Common Stock are required to file reports with the SEC of their ownership of Common Stock on Form 3 and any subsequent changes in that ownership on Form 4 or Form 5. To the Company's knowledge, based solely upon its review of the copies of such reports required to be furnished to it during or with respect to the 2003 fiscal year, the Company believes that all Section 16(a) filing requirements applicable to such persons were satisfied during or for such fiscal year, except that Messrs. Smith and Waldron both filed late Form 4s reporting the grant of stock options made on June 27, 2003.

Annual Report

        The Company's Annual Report to Stockholders for the 2003 fiscal year, including audited financial statements, accompanies this proxy statement. Copies of the Company's Annual Report on Form 10-K for fiscal 2003 (including the financial statements and the financial statement schedules) are available from the Company without charge upon receipt of a written request by a stockholder addressed to the Company's executive offices in Moorpark, California. Copies of the Form 10-K and this proxy statement are also available online through the SEC's web site at www.sec.gov.

Moorpark, California October , 2003	By Order of the Board of Directors
Kirk A. Waldron Secretary

Appendix A

        The Corporation is authorized to issue two classes of shares of stock to be designated respectively, "Common' and "Preferred'; the total number of such shares shall be ~~4,750,000~~ 21,000,000; the total number of Common shares shall be ~~3,750,000~~ 20,000,000 and the par value of each Common share shall be one cent ($.01); and the total number of Preferred shares shall be ~~One Million (~~1,000,000~~)~~ and the par value of each Preferred share shall be one dollar ($1.00).

Appendix B

        ~~The number of directors which shall constitute the whole Board of Directors of the Corporation shall be specified in the Bylaws of the Corporation, subject to the provisions of Article Five hereof and this Article Six. The Board of Directors is divided into three classes Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible. Each director shall serve for a term ending on the third annual meeting following the annual meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending at the annual meeting to be held in 1987, the directors first elected to Class II shall serve for a term ending at the annual meeting to be held in 1988 and the directors first elected to Class III shall serve for a term ending at the annual meeting to be held in 1989. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified unless he shall resign, become disqualified, disabled or shall otherwise be removed.~~

        ~~At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall designate one or more directorships whose terms then expire as directorships of another class in order to more nearly achieve equality of number of directors among the classes.~~

        ~~Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term, or his prior death, resignation or removal.~~

Appendix C

SMTEK INTERNATIONAL, INC.
2003 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE OF PLAN

        The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate persons, who are employed by or serving the Company, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's stockholders. Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article X.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1   Term of Plan.

        This Plan will become effective on the Effective Date and shall terminate on the Expiration Date unless earlier terminated by the Play Administrator pursuant to the provisions in Section 4.4(a).

2.2   Effect on Awards.

        Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term shall remain in effect after the termination of the Plan until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1   Number of Shares.

        The maximum number of shares of Common Stock that may be issued and outstanding or subject to outstanding Awards under this Plan is 450,000 shares of Common Stock.

3.2   Source of Shares.

        The Common Stock to be issued under this Plan shall be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3   Availability of Unused Shares.

        Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, shall again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company pursuant to the Company's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved under the Plan and shall accordingly be available for reissuance. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of

1

Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the Award is exercised or for which it vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4   Adjustment Provisions.

        (a)    Adjustments.    If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through exchange of shares, Reorganization (that does not result in a Change in Control), recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, or other change affecting the Common Stock as a class without the Company's receipt of consideration then an appropriate and proportionate adjustment shall be made by the Administrator in: (i) the maximum number and class of securities subject to this Plan as provided in Section 3.1; (ii) the number and class of securities subject to then outstanding Awards; (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding awards; (iv) the maximum number and class of securities subject to the per person limitation contained in Section 5.1(d); and (v) the number and class of securities to be issued under Article VII. Such adjustments are to be effected in a manner that shall preclude the enlargement or dilution of benefits under such Awards. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Company's preferred stock or warrants into shares of Common Stock.

        (b)    No Fractional Interests.    No fractional interests shall be issued under the Plan resulting from any adjustments.

        (c)    Right to Make Adjustment.    The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        (d)    Limitations.    No adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either: (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1   Administrator.

        (a)    Plan Administration.    Subject to the provisions of Section 4.1(b) and (c), this Plan shall be administered by the Board or a Committee of the Board appointed pursuant to Section 4.1(b).

        (b)    Administration by Committee.    The Board may from time to time appoint a Committee of at least two Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan. However, to obtain the benefits of Rule 16b-3, there must be at least two members on the Committee and all of the members must be "non-employee" directors as that term is defined in the Rule or the entire Board must approve the grant(s). Similarly, to be exempt from the million-dollar compensation deduction limitation of Code Section 162(m), there must be at least two members on the Committee and all of the members must be "outside directors" as that term is defined in Code Section 162(m). The Board may from time to time increase or decrease the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may terminate the functions of the Committee and reassume all powers and authority previously delegated to such Committee at any time.

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        (c)    Self-Executing Administration.    Neither the Board nor any Committee shall exercise any discretionary functions with respect to any options granted under the automatic grant provisions contained in Article VII.

4.2   Authority of Administrator.

        (a)    Authority to Interpret Plan.    Subject to the express provisions of this Plan, the Administrator shall have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, shall be within the discretion of the Administrator and shall be conclusive and binding upon all persons.

        (b)    Authority to Grant Awards.    Subject to the express provisions of this Plan, the Administrator may from time to time select the Eligible Persons to whom, and the time or times at which, Awards shall be granted or sold, the type of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine. Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards. The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other Stock Options) regardless of the status of such other Awards or grants. The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

        (c)    Procedures.    Subject to the Company's charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is a Committee consisting of two members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board shall be valid if approved in accordance with applicable law.

4.3   No Liability.

        To the maximum extent permitted by law, the Company shall indemnify each member of the Board who acts as the Administrator, as well as any other employee of the Company with duties under the Plan, against expenses and liabilities (including any amount paid in settlement) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan, unless the losses are due to the individual's gross negligence or lack of good faith. The Company will have the right to select counsel and to control the prosecution or defense of the suit. In the event that more than one person who is entitled to indemnification is subject to the same claim, all such persons shall be represented by a single counsel, unless such counsel advises the Company in writing that he or she cannot represent all such persons under applicable rules of professional responsibility. The Company will not be required to indemnify any person for any amount incurred through any settlement unless the Company consents in writing to the settlement.

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4.4   Amendments.

        (a)    Plan Amendments.    The Administrator may at any time and from time to time, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or terminate this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended shall govern all Awards, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the Code, or the rules of any exchange or market system upon which the Common Stock is listed or trades, or any rules or regulations promulgated thereunder. No stockholder approval of any amendment or revision shall be required unless such approval is required by applicable law, rule or regulation.

        (b)    Award Amendments.    The Administrator may at any time and from time to time, but subject to Section 4.4(c) and compliance with applicable statutory or administrative requirements and understanding that there may be adverse tax and/or accounting consequences to doing so, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it desires. The Administrator may effect a repricing of any kind at any time.

        (c)    Limitation.    Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would adversely affect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5   Other Compensation Plans.

        On the Effective Date of this Plan, the Predecessor Plans shall be terminated; however, the adoption of this Plan shall not affect any other stock option, incentive or other compensation plans in effect from time to time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders. Notwithstanding the fact that this Plan replaces the Predecessor Plans, this Plan does not affect in any way any outstanding award grants made under such plans and awards granted under such plans shall continue to be governed by the terms and conditions of such plans.

4.6   Plan Binding on Successors.

        This Plan shall be binding upon the successors and assigns of the Company.

4.7   References to Successor Statutes, Regulations and Rules.

        Any reference in this Plan to a particular statute, regulation or rule shall also refer to any successor provision of such statute, regulation or rule.

4.8   Invalid Provisions.

        In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

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4.9   Governing Law.

        This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10 Interpretation.

        Headings herein are for convenience of reference only, do not constitute a part of this Plan, and shall not affect the meaning or interpretation of this Plan. References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1   Participation in Plan.

        (a)    Eligibility to Receive Awards.    A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company or one of its Affiliated Entities, provided, however, that Awards granted to a person who has received an offer of employment shall terminate and be forfeited without consideration if employment with the Company or one of its Affiliated Entities is not consummated within the time established by the Company in the offer. Status as an Eligible Person shall not be construed as a commitment that any Award shall be granted under this Plan to an Eligible Person or to Eligible Persons generally.

        (b)    Eligibility to Receive Incentive Stock Options.    Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the Code.

        (c)    Eligibility to Receive Non-Employee Director Options.    Only Non-Employee Directors are eligible to receive Non-Employee Director Options.

        (d)    Limits on Awards to Eligible Persons.    Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted Awards with respect to more than 100,000 shares of Common Stock in the aggregate in any one calendar year, provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 5.1(d) shall be subject to adjustment as provided in Section 3.4, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

5.2   Award Documents.

        Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient setting forth such terms and conditions applicable to the Award as the Administrator may determine. Awards shall not be deemed made or binding upon the Company, and Recipients shall have no rights thereto, until such an agreement is entered into between the Company and the Recipient. Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator. In case of any conflict between this Plan and any Award Document, the Plan shall control.

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5.3   Payment For Awards.

        (a)    Payment of Exercise Price.    The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares of Common Stock pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may determine is acceptable.

        (b)    Company Assistance.    To the extent permitted by law and the Administrator, the Company may assist any person to whom an Award is granted in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award, by lending such amounts to such person on such terms and at such rates of interest and upon such security (if any) as may be consistent with applicable law and approved by the Administrator.

        (c)    Stock.    If permitted by the Administrator, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator. The shares offered as consideration must have been held for the requisite period, if any, necessary to avoid a charge to the Company's earnings for financial reporting purposes and be valued at the Fair Market Value on the date such shares are used as consideration hereunder.

        (d)    Sale—Remittance.    If permitted by the Administrator and if the Company has established such a procedure, the exercise price may be paid through a special sale and remittance procedure pursuant to which the Recipient shall concurrently provide irrevocable instructions to (i) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (ii) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale. Only vested shares of Common Stock may be used for this procedure.

        (e)    No Precedent.    Recipients shall have no rights to the assistance described in Section 5.3(b) or the exercise techniques described in Section 5.3(c) and (d), and the Administrator may permit such assistance or techniques basis to any Recipient without incurring any obligation to permit such assistance or techniques on other occasions or to other Recipients.

5.4   No Employment Rights.

        Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person's compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause. Except as expressly provided in this Plan or in any Award Document, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are "at will" employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind. Any question(s) as to whether and when there has been a termination of a Recipient's employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award

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pursuant to this Plan shall be determined by the Administrator and the Administrator's determination thereof shall be conclusive and binding.

5.5   Restrictions Under Applicable Laws and Regulations.

        (a)    Government Approvals.    All Awards shall be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

        (b)    No Registration Obligation; Recipient Representations.    The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company, that such Recipient is acquiring such Awards and underlying securities for such Recipient's own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person shall make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules. The Company may also order its transfer agent to stop transfers of such shares. The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6   Additional Conditions.

        Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws. No shares of Common Stock shall be issued or delivered pursuant to this Plan if doing so would violate any internal policies of the Company.

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5.7   No Privileges of Stock Ownership or Specific Assets.

        Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with exercise of the Award and the Company has issued such shares. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person.

5.8   Transferability.

        Unless otherwise provided by the Administrator, no Award shall be assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, to one or more of the Recipient's family members (as such term is defined in the instructions to Form S-8), or to the Recipient's former spouse through a gift or domestic relations order. Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or such person's guardian or legal representative. Notwithstanding the foregoing, Incentive Stock Options (or other Awards subject to transfer restrictions under the Code) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the Code or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) shall be exercisable during a Recipient's lifetime only by the Recipient.

5.9   Withholding Taxes.

        Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company's obligation to deliver shares of Common Stock shall be subject to the satisfaction of all applicable income and employment tax withholding requirements. The Administrator may allow satisfaction of tax withholding requirements by accepting delivery of previously acquired stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be. The shares must have been held for the requisite period, if any, necessary to avoid a charge to the Company's earnings for financial reporting purposes. The number of shares that may be withheld for this purpose shall not exceed the minimum number needed to satisfy the applicable income and employment tax withholding rules.

5.10 Legends on Awards and Stock Certificates.

        Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administrator.

5.11 Effect of Termination of Employment or Service.

        (a)    Termination of Vesting.    Notwithstanding anything to the contrary herein but subject to Section 5.12(b), Awards shall be exercisable by a Recipient (or the Recipient's successor in interest) following such Recipient's termination of employment or service with the Company or any of its Affiliated Entities only to the extent that installments thereof had become exercisable on or prior to

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the date of such termination. Immediately upon the Recipient's cessation of service or employment with the Company or any of its Affiliated Entities, all Awards granted to him shall terminate with respect to the unvested portion.

        (b)    Leave of Absence.    In the case of any Recipient who is an employee on an approved leave of absence from the Company or any of its Affiliated Entities, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator deems appropriate, except that in no event shall an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

5.12 Lock-Up Agreements.

        Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that shall involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 180 days after the effective date of the registration statement for such public offering. Each Recipient shall, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.12.

5.13 Restrictions on Common Stock and Other Securities.

        Common Stock or other securities of the Company issued or issuable in connection with any Award shall be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Award, except as otherwise determined by the Administrator.

ARTICLE VI
AWARDS

6.1   Stock Options.

        (a)    Grant of Stock Options.    The Administrator may at any time and from time to time grant Stock Options to Eligible Persons. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

        (b)    Option Exercise Price.    The exercise price for each Stock Option shall be determined by the Administrator.

        (c)    Option Term and Vesting.    Stock Options granted hereunder shall vest and become exercisable as determined by the Administrator, except that exercise of Stock Options after termination of the Recipient's employment or service shall be subject to Section 5.11 and Section 6.1(e) . Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than ten years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter shall remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

        (d)    Exercise of Stock Options.    The exercise price for Stock Options shall be paid in the form or forms determined acceptable to the Administrator. Stock Options must be exercised for whole shares. A Stock Option shall be deemed to be exercised when the Secretary or other person designated by the Company receives written notice of such exercise from the Recipient in the form as the Company may specify from time to time, together with payment of the exercise price and any amounts required under

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Section 5.9. Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

        (e)    Termination of Employment or Service.

          (i)    Termination for Just Cause.    Subject to Section 5.11 and except as otherwise determined by the Administrator, in the event of a Just Cause Dismissal of a Recipient, all of the Recipient's Stock Options shall terminate immediately on the date of such Just Cause Dismissal.

          (ii)    Termination Other Than for Just Cause.    Subject to Section 5.11 and except as otherwise determined by the Administrator, if a Recipient's employment or service with the Company or any Affiliated Entity terminates:

            (A)  for any reason other than for Just Cause Dismissal, death, or Permanent Disability, the Recipient's vested Stock Options, shall terminate on the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed or in service; and (2) 90 days after the date of termination of employment or service.

            (B)  due to death or Permanent Disability, the Recipient's vested Stock Options shall terminate on the earlier of: (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed or in service; and (2) one year after the date of termination of employment or service.

        (f)    Special Provisions Regarding Incentive Stock Options.    Notwithstanding anything herein to the contrary,

          (i)    The exercise price and vesting period of an Incentive Stock Option must comply with the provisions of Section 422 of the Code and the regulations thereunder. As of the Effective Date, such provisions require, among other things, that: (A) the exercise price must not be less than the Fair Market Value of the underlying Common Stock on the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value on such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

          (ii)   The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year may not exceed $100,000.

          (iii)  Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options. If the limit described in Section 6.1(f)(ii) is exceeded, the earliest granted Stock Options shall be treated as Incentive Stock Options, up to such limit.

        (g)    Unvested Shares.    The Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Recipient's employment or service with the Company or any of its Affiliated Entities cease while the shares issued upon the early exercise of the Recipient's Stock Option are still unvested, the Company shall have the right to repurchase any or all of those unvested shares at a price per share equal to the exercise price paid per share. Once the Company exercises its repurchase right, the Recipient shall have no further stockholder rights with respect to those shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall

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be established by the Administrator. Any repurchases must be made in compliance with the relevant provisions of Delaware law.

6.2   Performance Awards.

        (a)    Grant of Performance Award.    The Administrator may at any time and from time to time approve the grant of Performance Awards to Eligible Persons. The Administrator shall determine the preestablished, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

        (b)    Payment of Award.    Upon satisfaction of the conditions applicable to a Performance Award, payment shall be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator may determine.

        (c)    Maximum Amount of Compensation.    The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $1,000,000.

6.3   Restricted Stock.

        (a)    Award of Restricted Stock.    The Administrator may at any time and from time to time approve the issuance of Restricted Stock to Eligible Persons. The Administrator shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse.

        (b)    Requirements of Restricted Stock.    All shares of Restricted Stock granted or sold pursuant to this Plan shall be subject to the following conditions:

          (i)    Restricted Transferability.    The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

          (ii)    Escrow.    The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

          (iii)    Restrictive Legends.    Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan shall bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator deems necessary or appropriate to enforce such restrictions; and

          (iv)    Other Restrictions.    The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

        (c)    Lapse of Restrictions.    The restrictions imposed upon Restricted Stock shall lapse in accordance with such terms or other conditions as are determined by the Administrator.

        (d)    Rights of Recipient.    Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock by the Administrator, the Recipient shall have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

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        (e)    Termination of Employment or Service.    Unless the Administrator determines otherwise, if a Recipient's employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions on the date of such termination of employment or service may be repurchased by the Company, at the option of the Administrator, at the Purchase Price (if any) paid by the Recipient to the Company.

        (f)    Reorganization.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Recipient may have the right to receive with respect to the Recipient's unvested shares of Common Stock by reason of any stock dividend, stock split, reverse stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Recipient's unvested shares of Common Stock and shall be treated as if they had been acquired on the same date as such shares and (ii) such escrow arrangements as the Administrator shall deem appropriate.

6.4   Stock Appreciation Rights.

        (a)    Granting of Stock Appreciation Rights.    The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

        (b)    SARs Related to Options.

          (i)    A Stock Appreciation Right related to a Stock Option shall entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option shall, to the extent surrendered, then cease to be exercisable.

          (ii)   A Stock Appreciation Right related to a Stock Option hereunder shall be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and shall not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), shall expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

          (iii)  Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient shall be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

        (c)    SARs Unrelated to Options.    The Administrator may grant Stock Appreciation Rights unrelated to Stock Options. Section 6.4(b)(iii) shall govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

        (d)    Limits.    Notwithstanding the foregoing, the Administrator may place a dollar limitation on the maximum amount that shall be payable upon the exercise of a Stock Appreciation Right.

        (e)    Payments.    Payment of the amount determined under the foregoing provisions may be made in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the

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Stock Appreciation Right, in cash or in a combination of cash and shares of Common Stock as the Administrator determines. If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

6.5   Stock Payments.

        To the extent permitted by applicable law, the Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine. Stock Payments shall replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6   Stock Bonuses.

        The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.7   Other Stock-Based Awards.

        The Administrator is authorized to grant Other Stock-Based Awards. Other Stock-Based Awards are any arrangements granted under this Plan not otherwise described above that: (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
NON-EMPLOYEE DIRECTOR OPTIONS

7.1   Automatic Grants.

        (a)    Annual Option Grant.    Each Non-Employee Director shall be automatically be granted a Nonqualified Stock Option to purchase 5,000 shares of Common Stock on the date such Non-Employee Director is initially elected or re-elected to the Board.

        (b)    Make-up Option Grant.    Due to the fact that the Company's Amended and Restated 1998 Non-Employee Directors Stock Plan did not have enough shares of Common Stock in reserve in order to grant the automatic award on July 1, 2003, each Non-Employee Director who was a director of the Company on July 1, 2003 shall automatically be granted an option to purchase 22,641 shares of Common Stock on the date of the 2003 Annual Stockholders' Meeting.

7.2   Exercise Price; Vesting; Exercisability.

        The exercise price for all Non-Employee Director Options shall be equal to the Fair Market Value of the Common Stock on the date of grant. All Non-Employee Director Options shall be fully vested and immediately exercisable on the date of grant. All Non-Employee Director Options shall be exercisable as provided in Section 6.1(d) and the exercise price for such Stock Options shall be paid in either cash or a sale and remittance program if such a program has been established by the Company.

7.3   Expiration of Stock Options and Early Termination.

        Non-Employee Director Options shall expire on the tenth anniversary of the date of grant. In the event a Recipient of a Non-Employee Director Option ceases to be a director of the Company, such Non-Employee Director Option shall remain exercisable for a period of two years after the date the Recipient ceases to be a director (or, if sooner, until the expiration of the Non-Employee Director

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Option), and then shall terminate. In the event of the death of a director while a Non-Employee Director Option is outstanding, such option may be exercised by any person or persons designated by the Recipient on a beneficiary designation form adopted by the Plan administrator for such purpose or, if there is no effective beneficiary designation form on file with the Company, by the executors or administrators of the Recipient's estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her shall or the applicable laws of descent and distribution.

ARTICLE VIII
CHANGE IN CONTROL

8.1   Provision for Awards Upon Change in Control.

        (a)   In the event a Change in Control occurs, each outstanding Award granted pursuant to this Plan shall automatically vest in full immediately prior to the effective date of the Change in Control. However, the Award shall not become vested on an accelerated basis if and to the extent: (i) the Award is to be assumed by the successor company (or parent thereof) or otherwise is to be continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) the Award is to be replaced with a cash incentive program of any successor company (or parent thereof) which preserves the spread existing at the time of the Change in Control on any unvested shares and provides for subsequent payout of that spread no later than the time the Recipient would vest in those shares subject to the Award, (iii) the successor company (or parent thereof) substitutes a new award for such Award or (iv) the acceleration of the vesting of such Award is subject to other limitations imposed by the Administrator.

        (b)   All outstanding repurchase rights under the Plan shall terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, immediately prior to the consummation of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor company (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction, (ii) any property (including cash payments) issued with respect to any unvested shares of Common Stock is to be held in escrow and released no later than as provided by the vesting schedule in effect for the unvested shares or (iii) such accelerated vesting is precluded by other limitations imposed by the Administrator.

        (c)   Immediately following the consummation of the Change in Control, all outstanding Awards granted pursuant to the Plan shall terminate, except to the extent assumed by the successor Company (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

        (d)   Each Award granted under the Plan that is assumed or otherwise continued in effect in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Recipient in consummation of such Change in Control had the Award been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to the exercise price payable per share under each outstanding Award, provided the aggregate exercise price payable for such securities shall remain the same. To the extent the holders of Common Stock receive cash consideration in whole or part for their Common Stock in consummation of the Change in Control, the successor company may, in connection with the assumption of the outstanding Awards granted pursuant to the Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

        (e)   Each new award that the successor company (or parent thereof) grants in substitution for outstanding Awards granted under the Plan shall apply to the same number and kind of securities and exercise prices which would have been issuable to the Recipient in consummation of such Change in

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Control had the Award been assumed. The aggregate exercise price payable for such securities to be issued under the new award shall remain the same as the aggregate exercise price was for the original Award. The new award shall not give the Recipient additional benefits which he did not have under the original Award. Any substitute Awards having measurement criteria shall also be appropriately adjusted following the Change in Control.

        (f)    The portion of any Incentive Stock Option accelerated in connection with a Change in Control shall remain an Incentive Stock Option only to the extent the $100,000 limitation set forth in Section 6.1(f)(ii) is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Nonqualified Stock Option.

ARTICLE IX
CALIFORNIA BLUE SKY PROVISIONS

        If the Common Stock is not exempt from California securities laws (e.g., the Common Stock is traded on the Nasdaq SmallCap Market), the following provisions shall apply to any sale of Common Stock or any Stock Option granted to an individual who is eligible to receive such grant pursuant to the Plan who resides in the State of California.

9.1   Stock Options.

        (a)   The exercise price per share shall be fixed by the Administrator in accordance with the following provisions:

          (i)    The exercise price per share applicable to each Stock Option shall not be less than 85% of the Fair Market Value per share of Common Stock on the date the Stock Option is granted.

          (ii)   If the person to whom the Stock Option is granted is a Significant Stockholder, then the exercise price per share shall not be less than 110% of the Fair Market Value per share of Common Stock on the date the Stock Option is granted.

        (b)   The Administrator may not impose a vesting schedule upon any Stock Option or the shares of Common Stock subject to that Stock Option which is more restrictive than 20% per year vesting, with the initial vesting to occur not later than one year after the Stock Option grant date. However, such limitation shall not apply to any Stock Option grants made to individuals who are officers, directors or consultants of the Company.

        (c)   Unless the Recipient's employment or service is terminated in a Just Cause Dismissal (in which case the Stock Option shall terminate immediately), the Stock Option (to the extent it is vested and exercisable at the time the Recipient's employment or service ceases) will remain exercisable, following the Recipient's termination of employment or service, for at least (i) six months if the Recipient's employment or service terminates due to death or Permanent Disability or (ii) thirty days in all other cases.

9.2   Restricted Stock.

        (a)   The Administrator may not impose a vesting schedule upon any stock issuance effected under the Plan which is more restrictive than 20% per year vesting, with initial vesting to occur not later than one year after the issuance date. Such limitation shall not apply to any Common Stock issuances made to the officers, directors or consultants of the Company.

        (b)   The purchase price per share for shares issued under the Plan shall be fixed by the Administrator but shall not be less than 85% of the Fair Market Value per share of Common Stock on the issue date. However, the purchase price per share of Common Stock issued to a Significant Stockholder shall not be less than 100% of such Fair Market Value.

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9.3   Repurchase Rights.

        If determined by the Administrator, the Company and/or its stockholders shall have the right to repurchase any or all of the unvested shares of Common Stock held by the Recipient when such person's employment or service ceases. However, except with respect to grants to officers, directors, and consultants of the Company, such repurchase right must satisfy the following conditions:

        (a)   The Company's right to repurchase the unvested shares of Common Stock must lapse at the rate of at least 20% per year over five years from the date the Stock Option was granted or the shares of Common Stock were issued under the Plan.

        (b)   The Company's repurchase right must be exercised within ninety days of the date that employment or service ceased (or the date the shares of Common Stock were purchased, if later).

        (c)   The purchase price must be paid in the form of cash or cancellation of the purchase money indebtedness for the shares of Common Stock.

9.4   Transferability.

        No Award shall be assignable or transferable except: (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of Section 5.8, as permitted by Rule 701 of the Securities Act.

9.5   Information Requirements.

        Annually, the Company shall deliver or cause to be delivered to each Recipient, no later than such information is delivered to the Company's security holders, one of the following:

        (a)   The Company's annual report to security holders containing the information required by Rule 14a-3(b) under the Exchange Act for its latest fiscal year;

        (b)   The Company's annual report on Form 10-K for its latest fiscal year;

        (c)   The Company's latest prospectus filed pursuant to 424(b) under the Securities Act that contains audited financial statements for the latest fiscal year, provided that the financial statements are not incorporated by reference from another filing, and provided further that such prospectus contains substantially the information required by Rule 14a-3(b); or

        (d)   The Company's effective Exchange Act registration statement containing audited financial statements for the latest fiscal year.

ARTICLE X
DEFINITIONS

        Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

        "Administrator" means the Board as long as no Committee has been appointed and is in effect and also means the Committee to the extent that the Board has delegated authority thereto.

        "Affiliated Entity" means any Parent Corporation of the Company or Subsidiary Corporation of the Company.

        "Award" means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, or Other Stock Based Award granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

        "Award Document" means the agreement setting forth the terms and conditions of an Award.

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        "Board" means the Board of Directors of the Company.

        "Change in Control" means the following and shall be deemed to occur if any of the following events occurs:

          (a)   Any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

          (b)   Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual who becomes a director after the Effective Date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any person, entity or group (as defined above) having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

          (c)   Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a Reorganization of the Company with any other person, corporation or other entity, other than

            (i)    a Reorganization that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a Reorganization that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such Reorganization (or series of related transactions involving such a Reorganization), or

            (ii)   a Reorganization effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

          (d)   Approval by the stockholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means any committee appointed by the Board to administer this Plan pursuant to Section 4.1.

        "Common Stock" means the common stock of the Company, $0.001 par value per share.

        "Company" means SMTEK International, Inc., a Delaware corporation.

        "Effective Date" means the date this Plan is approved by the Company's stockholders.

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        "Eligible Person" includes a director, including a Non-Employee Director, an officer or other employee or a consultant of the Company or of any Affiliated Entity; provided, however, that such person renders bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Expiration Date" means October 7, 2013, the tenth anniversary of the date the Board adopted the Plan.

        "Fair Market Value" of a share of the Company's capital stock as of a particular date means: (a) if the stock is listed on an established stock exchange or exchanges or the Nasdaq National Market, the closing sale price of the Common Stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (a) or (b), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the Fair Market Value of the Common Stock on the date an Award is granted); or (c) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (i) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (ii) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (a) or (b) above. Notwithstanding the foregoing, Fair Market Value for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the Code. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

        "Incentive Stock Option" means a Stock Option that qualifies as an incentive stock option under Section 422 of the Code.

        "Just Cause Dismissal" means a termination of a Recipient's employment or services from the Company or any Affiliated Entity for any of the following reasons: (a) the Recipient violates any rule or regulation of the Board, the Company's President or Chief Executive Officer or the Recipient's superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 15 days; (b) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (c) any willful failure to perform the Recipient's job as required to meet the objectives of the Company or any Affiliated Entity; (d) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (e) the Recipient's performing services for any other person or entity that competes with the Company or any Affiliated Entity while the Recipient is employed by the Company or any Affiliated Entity without the written approval of the Chief Executive Officer of the Company; or (f) any other conduct that the Administrator determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient's employment with the Company or any Affiliated Entity, "Just Cause Dismissal" for purposes of this Plan shall have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

        "Non-Employee Director" means a person who, at the time of the grant, is a duly elected or appointed member of the Board but is not and has not been, within the past twelve months, an

18

employee of the Company or any of its Affiliated Entities (except for a director who has served solely as an uncompensated interim executive officer and who no longer serves in that capacity).

        "Non-Employee Director Option" means a Nonqualified Stock Option automatically granted to a Non-Employee Director under Article VII.

        "Nonqualified Stock Option" means a Stock Option that does not qualify as an Incentive Stock Option.

        "Other Stock Based Awards" means an Award granted under Section 6.7.

        "Parent Corporation" means any Company (other than the Company) in an unbroken chain of Company's ending with the Company, provided each Company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

        "Performance Award" means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of preestablished, objective performance goals established in connection with the grant of the Award. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total Shareholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

        "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the Code and the regulations issued thereunder. If the amount of compensation an Eligible Person shall receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the Code, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a preestablished, objective performance goal including, but not limited to, those preestablished, objective performance goals described in the definition of Performance Award above.

        "Permanent Disability" means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability, and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean "permanent and total disability" as defined in Section 22(e) of the Code.

        "Person" means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (a) the Company and its subsidiaries, (b) any employee stock ownership or other employee benefit plan maintained by the Company and (c) an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof.

        "Plan" means the SMTEK International, Inc. 2003 Equity Incentive Plan as set forth in this document.

        "Plan Term" means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

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        "Predecessor Plans" means the SMTEK International, Inc. Amended and Restated 1993 Stock Incentive Plan, the SMTEK International, Inc. Amended and Restated 1996 Stock Incentive Plan and the SMTEK International, Inc. Amended and Restated 1998 Non-Employee Directors Stock Plan.

        "Purchase Price" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

        "Recipient" means a person who has received an Award.

        "Reorganization" means any merger, consolidation or other reorganization.

        "Restricted Stock" means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in the Award Document(s).

        "Securities Act" means the Securities Act of 1933, as amended.

        "Significant Stockholder" is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the Code).

        "Stock Appreciation Right" or "SAR" means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

        "Stock Bonus" means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.6 as a bonus for services rendered or for any other valid consideration under applicable law.

        "Stock Payment" means a payment in shares of the Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

        "Stock Option" means a right to purchase stock of the Company granted under Section 6.1 or Section 7.1 of this Plan.

        "Subsidiary Corporation" means any Company (other than the Company) in an unbroken chain of Companies beginning with the Company, provided each Company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other Companies in such chain.

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PROXY CARD
SMTEK INTERNATIONAL, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Edward J. Smith and Kirk A. Waldron, and each of them, as proxies, each with the power to appoint such proxy's substitute and hereby authorizes them to represent and vote all of the shares of capital stock of SMTEK International, Inc. held by the undersigned on September 22, 2003 at the 2003 Annual Meeting of Stockholders to be held on November 13, 2003 and any postponement or adjournment thereof, with like effect as if the undersigned were personally present and voting upon the following matters.

1.
Election of Directors (Check only one box below. To withhold authority for any individual nominee, strike through the name of nominee.)

☐
To vote for: Kimon Anemogiannis and Steven M. Waszak

☐
To withhold authority to vote for: Kimon Anemogiannis and Steven M. Waszak

☐
To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.
Kimon Anemogiannis

Steven M. Waszak

2.
Amendment of the Company's Certificate of Incorporation to declassify the Company's Board of Directors.

  ☐ FOR            ☐ AGAINST            ☐ ABSTAIN

3.
Amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 3,750,000 to 20,000,000 shares.

  ☐ FOR            ☐ AGAINST            ☐ ABSTAIN

4.
Adoption of the SMTEK International, Inc. 2003 Equity Incentive Plan under which 450,000 shares of the Company's common stock will be reserved for issuance.

  ☐ FOR            ☐ AGAINST            ☐ ABSTAIN

5.
Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending June 25, 2004.

  ☐ FOR            ☐ AGAINST            ☐ ABSTAIN

6.
In their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the above-named nominees, FOR the amendments to the Company's Certificate of Incorporation, FOR the adoption of the 2003 Plan, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP. This proxy confers discretionary authority with respect to matters not known or determined at the time of mailing the notice of annual meeting and the enclosed proxy statement.

        The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith and directs that his or her votes be cast by the above named proxies in the manner directed herein. All other proxies heretofore given by the undersigned to vote shares of capital stock of SMTEK International, Inc. are expressly revoked.

Dated	, 2003

Signature(s) of Stockholder

        Signature(s) are required to match the name(s) printed hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Persons signing in the capacity of an attorney should submit powers of attorney.

        Please sign and return this proxy in the enclosed envelope. The giving of this proxy will not affect your right to vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name. You may also submit to the Secretary of SMTEK International, Inc. a later dated revocation or amendment to this proxy on any of the matters set forth above.

QuickLinks

INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
PROPOSAL ONE: ELECTION OF DIRECTORS
PROPOSAL TWO: APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
PROPOSAL THREE: APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL FOUR: APPROVAL OF THE 2003 EQUITY INCENTIVE PLAN
Summary of the 2003 Equity Incentive Plan
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT AND RELATED FEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
STOCK PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Annual Report
  Appendix A
  Appendix B
  Appendix C